     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1998
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                            -------------------------


                               PENTON MEDIA, INC.
               (Exact name of registrant as specified in charter)

          Delaware                                36-2875386
(State or Other Jurisdiction         (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                   1100 Superior Avenue, Cleveland, Ohio 44114
                            Telephone: (216) 696-7000
   (Address, including ZIP Code, of registrant's principal executive offices)


                   PENTON MEDIA, INC. RETIREMENT SAVINGS PLAN
                            (Full title of the plan)

                                 Preston L. Vice
                              Senior Vice President
                               Penton Media, Inc.
                              1100 Superior Avenue
                              Cleveland, Ohio 44114
                            Telephone: (216) 696-7000
(Name, address, including ZIP Code, and telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

   ============================================================================================================
   Title of Securities       Amount        Proposed Maximum          Proposed Maximum          Amount of
          to be              to be          Offering Price              Aggregate            Registration
       Registered         Registered(1)      per Share (2)           Offering Price(2)             Fee
   ============================================================================================================
   Common Stock,
   par value $.01
   per share                 350,000         $14.09375                 $4,932,813                $1,455
   ============================================================================================================



(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Penton Media, Inc. Retirement Savings Plan (the "Plan").

(2) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to paragraphs (c) and (h)(1) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average high and low sale prices for such common stock, par value $.01 per share, of Penton Media, Inc. (the "Common Stock") on the New York Stock Exchange on August 21, 1998.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Penton Media, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

         (a) the Company's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998;

         (b) a description of the Common Stock of the Company contained in the Form 8-A of the Company filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         All documents filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date hereof and prior to the termination of the offering of the securities registered pursuant to this Registration Statement, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law (the "DGCL") contains provisions permitting (and, in some situations, requiring) Delaware corporations such as the Company to provide indemnification to their officers and directors for losses and litigation expense incurred in connection with, among other things, their service to the corporation in those capacities. The Certificate of Incorporation contains provisions requiring indemnification by the Company of its directors, officers and employees to the fullest extent permitted by law. Among other things, these provisions provide that the Company is required to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Company) (a "Proceeding") by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan) against expenses (including attorneys'
fees), judgments, fines, excise taxes under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by the DGCL, as the same exists or may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment). These provisions also provide for the advance payment of fees and expenses reasonably incurred by the director, officer or employee in defense of any such Proceeding, subject to reimbursement by the director, officer or employee if it is ultimately determined that such director, officer or employee is not entitled to be indemnified by the Company. The Company anticipates that it will enter into agreements with its directors providing contractually for indemnification consistent with the Certificate of Incorporation and Bylaws. In addition, the Certificate of Incorporation authorizes the Company to purchase insurance for its directors, officers and employees insuring them against certain risks as to which the Company may be unable lawfully to indemnify them. The Company has obtained this insurance coverage for its directors, officers and employees as well as insurance coverage to reimburse the Company for potential costs of its corporate indemnification of directors, officers and employees.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable

Item 8.  EXHIBITS.

         4.1     Restated Certificate of Incorporation of the Company (filed as
                 Exhibit 3.1 to the Company's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).


         4.2     Amended and Restated Bylaws of the Company (filed as Exhibit
                 3.2 to the Company's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

         4.3     Penton Media, Inc. Retirement Savings Plan.

         23.1 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Penton Media, Inc.

         23.2 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Donohue Meehan Publishing Company.

         23.3 Consent of Horwath Clark Whitehill with respect to the Financial Statements of Independent Exhibitions Limited, Service Exhibitions Limited and Equity Information Exchange Limited.

         24      Power of Attorney.

         UNDERTAKING:

         The undersigned Company will submit the Plan and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

Item 9.  UNDERTAKINGS

         The undersigned Company hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                    Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

             PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or
             Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
         Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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




                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE COMPANY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING THIS REGISTRATION STATEMENT ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, STATE OF OHIO, ON THE 27th DAY OF AUGUST, 1998.


                               PENTON MEDIA, INC.



                                  By:       /S/  PRESTON L. VICE
                                     ------------------------------------
                                  Name:          Preston L. Vice
                                  Title:         Senior Vice President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 27TH DAY OF AUGUST, 1998.

    SIGNATURE                                     TITLE


              *                          Chief Executive Officer and Director
--------------------------------         (Principal Executive Officer)
       Thomas L. Kemp


              *                          Chief Financial Officer
--------------------------------         (Principal Financial Officer)
       Joseph NeCastro


              *                          Vice President/Controller
-------------------------------          (Controller or Principal
       Charles T. Griesemer              Accounting Officer)

              *
-------------------------------          Director
       William C. Donohue

              *
-------------------------------          Director
       Anthony Downs

              *
-------------------------------          Director
       William J. Friend


              *
-------------------------------          Director
       Joan W. Harris

              *
-------------------------------          Director
       King Harris


-------------------------------          Director
       John J. Meehan

              *
-------------------------------          Director
       Daniel J. Ramella

              *
-------------------------------          Director
       Edward J. Schwartz

              *
-------------------------------          Director
       Don E. Schultz

              *
-------------------------------          Director
       Richard B. Swank


         *This Registration Statement has been signed on behalf of the above officers and directors by Preston L. Vice, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24 to this Registration Statement.


DATED: August 27, 1998                         By: /s/ PRESTON L. VICE
                                                  -----------------------
                                                       Preston L. Vice
                                                       Attorney-in-Fact

         THE PLAN. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE TRUSTEES (OR OTHER PERSONS WHO ADMINISTER THE EMPLOYEE BENEFIT
PLAN) HAVE DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, STATE OF OHIO, ON THE 27th DAY OF AUGUST, 1998.


                                   PENTON MEDIA, INC.
                                   RETIREMENT SAVINGS PLAN



                                    By:   /s/  PRESTON L. VICE
                                       -------------------------------------
                                    Name:      Preston L. Vice
                                    Title:     Member of the Penton Media, Inc.
                                               Retirement Savings Plan Committee

                                  EXHIBIT INDEX
                                  -------------


4.1      Restated Certificate of Incorporation of the Company (filed as Exhibit
         3.1 to the Company's Registration Statement No. 333-56877 on Form S-1 and incorporated herein by reference).


4.2 Amended and Restated Bylaws of the Company (filed as Exhibit 3.2 to the Company's Registration Statement No. 333-56877 on Form S-1 and incorporated herein by reference).

4.3      Penton Media, Inc. Retirement Savings Plan.

23.1 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Penton Media, Inc.

23.2 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Donohue Meehan Publishing Company.

23.3 Consent of Horwath Clark Whitehill with respect to the Financial Statements of Independent Exhibitions Limited, Service Exhibitions Limited and Equity Information Exchange Limited.

24       Power of Attorney.